UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






Date of Report (date of earliest event reported):   April 25, 2003


                                KS Bancorp, Inc.
                                ----------------
             (Exact Name of Registrant as Specified in Its Charter)



      North Carolina                  000-22734                   56-1842707
      --------------                  ---------                   ----------
(State or Other Jurisdiction     (Commission File No.)          (IRS Employer
     of Incorporation)                                       Identification No.)



                 207 W Second Street
                 Kenly, North Carolina                         27542
                 ----------------------                        -----
          (Address of Principal Executive Offices)          (Zip Code)




                                 (919) 284-4157
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                KS Bancorp, Inc.

                                      INDEX
                                      -----

                                                                            Page
                                                                            ----

Item 7 - Financial Statements and Exhibits                                    3


Item 9 - Regulation FD Disclosure                                             3
         (Item 9(b)--disclosure pursuant to Item 12,
         Results of Operations and Financial Condition)

Signatures                                                                    4

Exhibit 99(a) Press Release dated April 25, 2003                              5

Exhibit 99(b) Press Release dated April 25, 2003                              6

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         (99)(a)  Press Release, dated April 25, 2003

         (99)(b)  Press Release, dated April 25, 2003

Item 9.  Regulation FD Disclosure

         (a) On April 25, 2003, KS Bancorp, Inc. declared a quarterly dividend of $0.16 per share for shareholders of record on May 2, 2003 with payment to be made on May 6, 2003.

A copy of the press release announcing the quarterly dividend is attached hereto as Exhibit (99)(a) and is incorporated by reference herein.

         (b) (disclosing information pursuant to Item 12, Results of Operations and Financial Condition)

         On April 25, 2003, KS Bancorp, Inc., issued a press release announcing first quarter earnings.

A copy of the press release announcing first quarter earnings is attached hereto as Exhibit (99)(b) and is incorporated by reference herein.


Disclosure about forward-looking statements

         This Form 8-K contains forward-looking statements. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that might cause such a difference include, but are not limited to, changes in interest rate environment, management's business strategy, national, regional, and local market conditions and legislative and regulatory conditions.
         Readers should not place undue reliance on forward-looking statements, which reflect management's view only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances. Readers should also carefully review the risk factors described in other documents the Company files from time to time with the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KS BANCORP, INC.


Date: April 25, 2003                   By:      /s/ Earl W. Worley, Jr.
                                          -------------------------------------
                                                Earl W. Worley, Jr.
                                                Chief Financial Officer